UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

Date of Report (date of earliest event reported):  December 15, 2006

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9268	94-1690082
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

One Riverway, Suite 2100
Houston, Texas 77056
(Address of principal executive offices)

(713) 850-7600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On December 18, 2006, Geokinetics Inc., a Delaware corporation, (“Geokinetics” or the “Company”) issued a press release announcing the closing of an offering of $110 million Second Priority Senior Secured Floating Rate Notes due 2012 on December 15, 2006.  A copy of the press release is attached as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibits

99.1                                                                         Press Release dated December 18, 2006 announcing the closing of an offering of $110 million Second Priority Senior Secured Floating Rate Notes due 2012.

The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, unless the Registrant specifically states that it is so incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOKINETICS INC.

Date: December 18, 2006	By:	/s/ Scott A. McCurdy
Scott A. McCurdy
Vice President and Chief Financial Officer